EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacific Ventures Group, Inc. (the "Company") on Form 10-Q for the three months ended March 31, 2017 , as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shannon Masjedi, President and Frank I Igwealor, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

PACIFIC VENTURES GROUP, INC.

Date: May 18, 2017	By:	/S/ Shannon Masjedi
Shannon Masjedi President and CEO, Principal Executive Officer, Treasurer, Director, Secretary and Principal Accounting Officer.

Date: May 18, 2017	By:	/S/ Frank Igwealor
Frank I Igwealor, CPA Chief Financial Officer
Principal Financial Officer